Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert J. Driessnack, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Intermec, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/Robert J. Driessnack
Robert J. Driessnack
Senior Vice President and Chief Financial Officer

March 31, 2010